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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549




                                   FORM 8-K/A

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934



                                FEBRUARY 3, 1998
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                Date of Report (Date of earliest event reported)




                        CYPRESS SEMICONDUCTOR CORPORATION
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             (Exact name of Registrant as specified in its charter)






           DELAWARE                           1-10079            94-2885898
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(State or other jurisdiction     (Commission File Number)     (I.R.S. Employer
      of incorporation)                                      Identification No.)



                             3901 NORTH FIRST STREET
                         SAN JOSE, CALIFORNIA 95134-1599
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                    (Address of principal executive offices)




                                 (408) 943-2600
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              (Registrant's telephone number, including area code)


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ITEM 5.  OTHER EVENTS.

        This Form 8-K/A is being filed to correct the earnings per share numbers for the three months ended September 29, 1997 and December 30, 1996 to $0.08 and $0.02, respectively, from that which was previously included in the press release filed as Exhibit No. 99.1 to the Form 8-K filed by Cypress
Semiconductor Corporation on January 29, 1998.

        The information which is set forth in the Registrant's Press Release dated January 20, 1998 is incorporated herein by reference.


ITEM 7.     FINANCIAL STATEMENTS AND EXHIBITS.

             (C)   EXHIBITS



         Exhibit No.                          Description
       ---------------                        -----------
           99.1             Text of Press Release dated January 20, 1998.










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                                    SIGNATURE


        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                   CYPRESS SEMICONDUCTOR CORPORATION


Date:  February 3, 1998           By:  /s/ Emmanuel Hernandez
                                       -----------------------------------------
                                       Emmanuel Hernandez
                                       Chief Financial Officer, Vice President,
                                       Finance and Administration, and Secretary










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                          INDEX TO EXHIBITS FILED WITH
            THE CURRENT REPORT ON FORM 8-K/A DATED FEBRUARY 3, 1998




         Exhibit No.                          Description
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           99.1             Text of Press Release dated January 20, 1998.










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